Exhibit 99.2

DISCOVERY PARTNERS INTERNATIONAL, INC.

Unaudited Pro Forma Condensed

Consolidated Financial Statements

On October 7, 2005, Discovery Partners International, Inc. (“Discovery Partners”) entered into an Asset Purchase Agreement with IRORI Discovery, Inc., now known as Nexus Biosystems (“Nexus”), pursuant to which Discovery Partners agreed to sell certain assets and liabilities to Nexus, including the IRORI® chemical synthesis systems business, the Crystal Farm® automated protein crystallization business, and the Universal Store™ compound storage systems business for proceeds of $1,500,000 plus a purchase price adjustment to be determined based on the cash cost of operations of the assets sold through the closing date.  The unaudited pro forma condensed consolidated financial information herein assumes the transaction occurred as of January 1, 2004 and January 1, 2005 adjusting the consolidated statement of operations to exclude the direct operating results of the assets sold for the twelve months ended December 31, 2004 and six months ended June 30, 2005, respectively. In addition, the pro forma adjustments are based on the value of the related assets and liabilities on June 30, 2005 where such values may differ from those on the close date of the transaction. The gain on sale of the net assets as presented below are based on estimates of the working capital and cash flow results from the period of September 1, 2005 through the close date of the transaction.

Discovery Partners International, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

As of June 30, 2005

	Consolidated	Pro Forma Adjustments		Pro Forma

ASSETS

Current assets:
Cash and cash equivalents	$28,915,127	$1,785,000	(a)	$30,700,127
Short-term investments	51,058,685	—		51,058,685
Accounts receivable, net	9,824,667	(334,819	)(b)	9,489,848
Inventories, net	2,664,768	(845,217	)(b)	1,819,551
Prepaid and other current assets	2,073,601	(19,237	)(c)	2,054,364

Total current assets	94,536,848	585,727		95,122,575

Property and equipment, net	9,105,681	(126,243	)(c)	8,979,438

Restricted cash	1,165,238	—		1,165,238

Prepaid royalty	4,224,252	—		4,224,252

Patent and license rights, net	1,130,830	(345,833	)(d)	784,997

Other assets, net	176,561	—		176,561

Total assets	$110,339,410	$113,651		$110,453,061

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable & accrued expenses	2,563,569	(89,683	)(e)	2,473,886
Accrued compensation	1,827,581	—		1,827,581
Restructuring accrual	147,660	—		147,660
Obligations under capital leases, less non-current portion	104,313	—		104,313
Deferred revenue	2,615,630	(10,000	)(f)	2,605,630

Total current liabilities	7,258,753	(99,683)		7,159,070

Obligations under capital leases, less current portion	116,344	—		116,344

Deferred rent	294,430	—		294,430

Stockholders’ equity:
Common stock	26,191	—		26,191
Common stock issuable	2,848,600	(201,700	)(g)	2,646,900
Treasury Stock	(916,913)	—		(916,913)
Additional paid-in capital	208,144,801	—		208,144,801
Deferred compensation	(1,873,952)	201,700	(g)	(1,672,252)
Accumulated other comprehensive income	86,177	—		86,177
Accumulated deficit	(105,645,021)	213,334	(h)	(105,431,687)

Total stockholders’ equity	102,669,883	213,334		102,883,217

Total liabilities and stockholders’ equity	$110,339,410	$113,651		$110,453,061

Pro forma adjustments to the consolidated balance sheet relate to the sale of certain assets and related liabilities to

Nexus Biosystems (formerly IRORI Discovery):

(a)                                  Cash paid for net assets of $1.5M plus an estimated additional $285,000 of cash consideration related to a purchase price adjustment.

(b)                                 Represents accounts receivable and inventories related to the Discovery Systems business.

(c )                               Represents prepaid balances and fixed assets related to the Discovery Systems business.

(d)                                 Represents capitalized patent costs related to the product lines of the Discovery Systems business.

(e)                                  Represents accounts payable, accrued liabilities and warranty obligations related to the Discovery Systems business offset by an accrual of $150,000 of estimated costs directly related to the sale transaction.

(f)                                    Represents unearned revenues related to product lines of the Discovery Systems business.

(g)                                 Represents deferred compensation related to unvested rights to purchase common stock of a terminated employee of the Discovery Systems business.

(h)                                 Represents the estimated gain on the sale of the net assets of the Discovery Systems business.

The following table reconciles the accumulated deficit as originally reported as of June 30, 2005 for Discovery Partners

International to the pro forma accumulated deficit:

Accumulated Deficit Reconciliation

Accumulated Deficit as reported at June 30, 2005		$(105,645,021)
Disposition of Discovery Systems business:
Cash consideration (inclusive of estimated working capital adjustment)	1,785,000
Less assets sold net of liabilities assumed by buyer	(1,421,666)
Less estimated expenses related to sale	(150,000)
Net gain on sale of Discovery Systems business		213,334
Pro forma Accumulated Deficit as of June 30, 2005		$(105,431,687)

Discovery Partners International, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2005

	Consolidated	Pro Forma Adjustments		Pro forma

Revenues	$18,429,124	$(691,793	)(j)	$17,737,331

Cost of revenues	13,074,431	(463,387	)(j)	12,611,044

Gross margin	5,354,693	(228,406)		5,126,287

Operating expenses:

Research and development	2,856,191	(958,201	)(k)	1,897,990

Selling, general & administrative	7,670,419	(324,724	)(l)	7,345,695

Restructuring	129,672	—		129,672

Amortization of stock-based compensation	598,346	(34,640	)(m)	563,706

Impairment of goodwill and other intangibles	1,000,000	—		1,000,000

Total operating expenses	12,254,628	(1,317,565)		10,937,063

Income (loss) from operations	(6,899,935)	1,089,159		(5,810,776)

Interest income	877,992	—		877,992
Other income, net	58,257	—		58,257
Foreign currency gains	50,314	—		50,314

Income (loss) from operations before income taxes	(5,913,372)	1,089,159		(4,824,213)

Income tax	3,094	—		3,094

Net income (loss)	$(5,916,466)	$1,089,159		$(4,827,307)
Net income (loss) per share, basic and diluted	$(0.23)			$(0.19)
Weighted average shares outstanding, basic and diluted	25,847,616			25,847,616

Discovery Partners International, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2004

	Consolidated	Pro Forma Adjustments		Pro forma

Revenues	$51,564,048	$(7,284,832	)(i)	$44,279,216

Cost of revenues	29,439,096	(4,012,170	)(i)	25,426,926

Gross margin	22,124,952	(3,272,662)		18,852,290

Operating expenses:

Research and development	4,304,835	(2,281,678	)(j)	2,023,157

Selling, general & administrative	14,103,569	(517,890	)(k)	13,585,679

Amortization of stock-based compensation	1,001,489	(50,121	)(l)	951,368

Total operating expenses	19,409,893	(2,849,689)		16,560,204

Income (loss) from operations	2,715,059	(422,973)		2,292,086

Interest income	1,424,860	—		1,424,860
Interest expense	(6,136)	—		(6,136)
Other income, net	89,219	—		89,219
Foreign currency losses	(264,646)	—		(264,646)

Income (loss) from operations before income taxes	3,958,356	(422,973)		3,535,383

Income tax	55,584	—		55,584

Net income (loss)	$3,902,772	$(422,973)		$3,479,799
Net income per share, basic	$0.15			$0.14
Weighted average shares outstanding, basic	25,318,937			25,318,937
Net income per share, diluted	$0.15			$0.13
Weighted average shares outstanding, diluted	26,271,625			26,271,625

Pro forma adjustments to the statement of operations related to the sale of certain assets and related liabilities to Nexus

Biosystems (formerly IRORI Discovery):

(i)    Represents direct revenues and cost of sales related to the Discovery Systems business.

(j)    Represents direct cost of research and development activities on behalf of the Discovery Systems business.

(k)   Represents direct selling, general and administrative expenses related to the Discovery Systems business.

(l)    Represents stock compensation costs related to an employee of the Discovery Systems business.